UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  March 10, 2023
MID PENN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17110
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.
FORM 8-K

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2023, Bruce A. Kiefer was appointed as a Class C member of the Board of Directors of Mid Penn Bancorp, Inc. (the “Corporation”), the parent company of Mid Penn Bank and MPB Financial Services LLC.

Mr. Kiefer, 63, has worked as a chemist in the Research & Development and Quality & Regulatory departments of The Hershey Company since 1984. During his career, he has held various scientific and management roles within the company. Along with his management responsibilities, he oversees the Laboratory Information Management System database and serves as the company’s Chemical Hygiene Officer. He is also a managing partner of Lawrence Keister & Co.

Mr. Kiefer earned a Bachelor of Science degree in chemistry from Dickinson College and a Master of Science degree in food science from The Pennsylvania State University. He was a founding member of Pedal for Goodness (formerly the Tour de Chocolate Town) charitable bicycle ride to benefit Children’s Miracle Network. Mr. Kiefer has served as the treasurer of the Keystone Section of the Institute of Food Technologists for more than 25 years and is a member of the Scholarship Committee. Additionally, he has served as the treasurer of the Food Industry Group Food Science Alumni Association for more than 20 years. The Board has determined that Mr. Kiefer’s business management experience and community involvement qualify him to serve on the Board.

There are no family relationships between Mr. Kiefer and any director, executive officer or any person nominated or chosen by the Corporation to become a director or executive officer. No information is required to be disclosed with respect to Mr. Kiefer pursuant to Item 404(a) of Regulation S-K. As of the date of this report, no determination has been made with respect to committee appointments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: March 13, 2023	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer